                                                                   EXHIBIT 3(IV)

                             CERTIFICATE OF MERGER
                         OF C.I.S. TECHNOLOGIES, INC.
                                     INTO
                           NATIONAL DATA CORPORATION


The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

DOES HEREBY CERTIFY:

FIRST:          That the name and state of incorporation of each of the
constituent corporations of the merger is as follows:

NAME:
C.I.S. TECHNOLOGIES, INC.                   A DELAWARE CORPORATION

NATIONAL DATA CORPORATION                   A DELAWARE CORPORATION

SECOND:         That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.

THIRD:          That the name of the surviving corporation of the merger is
NATIONAL DATA CORPORATION.

FOURTH:         That the Certificate of Incorporation of National Data
Corporation, a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH:          That the executed Agreement of Merger is on file at an office of the surviving corporation, the address of which is 1564 NE Expressway, Atlanta, Georgia 30329.

SIXTH:          That a copy of the Agreement of Merger will be furnished by the surviving corporation, on written request and without cost, to any stockholder of any constituent corporation.

SEVENTH:        That the effective date of said merger shall be March 1, 1999.


Dated:          March 22nd, 1999.


                                        NATIONAL DATA CORPORATION


                                        /s/ E. Michael Ingram
                                        --------------------------------------
                                        E. Michael Ingram, Secretary, Senior
                                        Vice President and General Counsel

1564 NE Expressway
Atlanta, Georgia 30329


[corporate seal]

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                          PMSI DATABASE HOLDINGS INC.
                                     INTO
                           NATIONAL DATA CORPORATION

        National Data Corporation a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

        FIRST: That this corporation was incorporated on the 20th day of July, 1967, pursuant to Section 101 of the General Corporation Law of the State of Delaware.

        SECOND: That this corporation owns all of the outstanding shares of the stock of PMSI Database Holdings Inc. a corporation incorporated on the 24th day of June, 1997, pursuant to Section 101 of the General Corporation Law of the State of Delaware.

        THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members on the 26th day of May, 1999, determined to and did merge into itself PMSI Database Holdings Inc.:

              WHEREAS, the Board of Directors of National Data Corporation (the "Company") has determined that it is in the best interest of the Company to merge (the "Merger") PMSI Database Holdings Inc. a wholly-owned subsidiary of the Company ("Subsidiary"), with and into the Company with the Company to remain as the resulting, continuing and surviving corporation;

              NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 253 of the General Corporation Law of the State of Delaware, Subsidiary shall merge with and into the Company, and the Company (or, with respect to the period following the Merger, the "Surviving Company") shall assume all of the Subsidiary's assets, liabilities, and obligations, and that pursuant thereto the separate corporate existence of Subsidiary shall cease, and the Surviving Company shall succeed to and assume all the rights and obligations of Subsidiary;

              RESOLVED FURTHER, that upon the Merger becoming effective, each outstanding share of Common Stock of Subsidiary owned of record by the Company which shares represent all of the issued and outstanding capital stock of Subsidiary, shall be cancelled;

              RESOLVED FURTHER, that the Merger shall become effective upon filing with the Secretary of State of the State of Delaware;

              RESOLVED FURTHER, that the officers of the Company, and each of them acting alone are hereby authorized and directed to execute and file, 1) a Certificate of Ownership and Merger, substantially in the form reviewed by the Board and attached hereto as Exhibit A, with the
                                                          ---------
        Secretary of State of the State of Delaware, 2) any further necessary documents with the appropriate authorities;

              RESOLVED FURTHER, that any appropriate officer of the Company be, and each of them hereby is, authorized and directed for and in name and on behalf of the Company, to execute and deliver any and all certificates, authorizations, documents and other instruments or papers and to do any and all further things that may be necessary or advisable to carry out intent of the foregoing resolutions, all such action have heretofore been taken being hereby ratified, confirmed and approved;

              RESOLVED FURTHER, that these Resolutions may be executed in one or more counterparts each of which shall be deemed an original instrument and all of such counterparts shall constitute one document, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

        FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of National Data Corporation at any time prior to the time that this merger filed with the Secretary of State becomes effective.

        IN WITNESS WHEREOF, said National Data Corporation has caused this Certificate to be signed by Kevin C. Shea, its Chief Financial Officer, this 26th day of May, 1999.

                                        NATIONAL DATA CORPORATION

                                    By: /s/ Kevin C. Shea
                                        -------------------------
                                        Kevin C. Shea
                                        Chief Financial Officer

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                                 C.I.S., INC.
                                     INTO
                           NATIONAL DATA CORPORATION

        National Data Corporation, a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

        FIRST: That this corporation was incorporated on the 20th day of July, 1967, pursuant to Section 101 of the General Corporation Law of the State of Delaware.

        SECOND: That this corporation owns all of the outstanding shares of the stock of C.I.S., Inc., a corporation incorporated on the 10th day of March, 1982, pursuant to Title 18, Section 1001 of the General Corporation Act of the State of Oklahoma.

        THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members on the 26th day of May, 1999, determined to and did merge into itself C.I.S., Inc.:

              WHEREAS, the Board of Directors of National Data Corporation (the "Company") has determined that it is in the best interest of the Company to merge (the "Merger") C.I.S., Inc. a wholly-owned subsidiary of the Company ("Subsidiary"), with and into the Company with the Company to remain as the resulting, continuing and surviving corporation;

              NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 253 of the General Corporation Law of the State of Delaware and Title 18,
        Section 1083 of the General Corporation Act of the State of Oklahoma, Subsidiary shall merge with and into the Company, and the Company (or, with respect to the period following the Merger, the "Surviving Company") shall assume all of the Subsidiary's assets, liabilities, and obligations, and that pursuant thereto the separate corporate existence of Subsidiary shall cease, and the Surviving Company shall succeed to and assume all the rights and obligations of Subsidiary;

              RESOLVED FURTHER, that upon the Merger becoming effective, each outstanding share of Common Stock of Subsidiary owned of record by the Company which shares represent all of the issued and outstanding capital stock of Subsidiary, shall be cancelled;

              RESOLVED FURTHER, that the Merger shall become effective upon filing with the Secretaries of State of Oklahoma and Delaware;

              RESOLVED FURTHER, that the officers of the Company, and each of them acting alone are hereby authorized and directed to execute and file, 1) a Certificate of Ownership and Merger, substantially in the form reviewed by the Board and attached hereto as Exhibit A, with the
                                                          ---------
        Secretary of State of the State of Delaware, 2) a Certificate of Ownership and Merger, substantially in the form reviewed by the Board and attached hereto as Exhibit B, with the Secretary of State of the
                               ---------
        State of Oklahoma, and 3) any further necessary documents with the appropriate authorities;

              RESOLVED FURTHER, that the Surviving Company hereby agrees that it may be served with process in the State of Oklahoma in any proceeding for the enforcement of any obligation of Subsidiary, as well as for enforcement of any obligation of the Surviving Company arising from the Merger, and hereby irrevocably appoints the Secretary of State of Oklahoma as its agent to accept service of process in any such suit or other proceedings and agrees that the service of any such process may be made by personally delivering to and leaving with such Secretary of State of the State of Oklahoma duplicate copies of such process; and hereby authorizes the Secretary of State of the State of Oklahoma to send forthwith by registered or certified mail one of such duplicate copies of such process addressed to it c/o National Data Corporation, 1 National Data Plaza, Atlanta, Georgia 30329-2010, unless said Surviving Company shall hereafter designate in writing to such Secretary of State of the State of Oklahoma a different address for such process, in which case the duplicate copy of such process shall be mailed to the last address so designated;

              RESOLVED FURTHER, that any appropriate officer of the Company be, and each of them hereby is, authorized and directed for and in name and on behalf of the Company, to execute and deliver any and all certificates, authorizations, documents and other instruments or papers and to do any and all further things that may be necessary or advisable to carry out intent of the foregoing resolutions, all such action have heretofore been taken being hereby ratified, confirmed and approved;

              RESOLVED FURTHER, that these Resolutions may be executed in one or more counterparts each of which shall be deemed an original instrument and all of such counterparts shall constitute one document, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

        FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of National Data Corporation at any time prior to the time that this merger filed with the Secretary of State becomes effective.

        IN WITNESS WHEREOF, said National Data Corporation has caused this Certificate to be signed by Kevin C. Shea, its Chief Financial Officer this 26th day of May, 1999.

                                        NATIONAL DATA CORPORATION

                                        By:  /s/ Kevin C. Shea
                                           ----------------------------
                                             Kevin C. Shea
                                        Its: Chief Financial Officer

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                      HEALTH COMMUNICATION SERVICES, INC.
                                     INTO
                           NATIONAL DATA CORPORATION

        National Data Corporation, a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

        FIRST: That this corporation was incorporated on the 20th day of July, 1967, pursuant to Section 101 of the General Corporation Law of the State of Delaware.

        SECOND: That this corporation owns all of the outstanding shares of the stock of Health Communication Services, Inc., a corporation incorporated on the 11th day of September, 1986, pursuant to Chapter 9 of Title 13.1 of the Code of Virginia.

        THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members on the 26th day of May, 1999, determined to and did merge into itself Health Communication Services, Inc.:

              WHEREAS, the Board of Directors of National Data Corporation (the "Company") has determined that it is in the best interest of the Company to merge (the "Merger") Health Communication Services, Inc., a wholly-owned subsidiary of the Company ("Subsidiary"), with and into the Company with the Company to remain as the resulting, continuing and surviving corporation;

              NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 253 of the General Corporation Law of the State of Delaware and Title 13.1, Chapter 9, Article 12 of the Virginia Statutes, Subsidiary shall merge with and into the Company, and the Company (or, with respect to the period following the Merger, the "Surviving Company") shall assume all of the Subsidiary's assets, liabilities, and obligations, and that pursuant thereto the separate corporate existence of Subsidiary shall cease, and the Surviving Company shall succeed to and assume all the rights and obligations of Subsidiary;

              RESOLVED FURTHER, that pursuant to Title 13.1 of the Code of Virginia, the Agreement and Plan of Merger, attached hereto as Exhibit A
                                                                       ---------
        is hereby adopted, ratified and approved with such changes as any authorized officer of the Company shall approve to effect the intent of these resolutions;

              RESOLVED FURTHER, that upon the Merger becoming effective, each outstanding share of Common Stock of Subsidiary owned of record by the Company which shares represent all of the issued and outstanding capital stock of Subsidiary, shall be cancelled;

              RESOLVED FURTHER, that the Merger shall become effective upon filing with the Secretaries of State of Virginia and Delaware;

              RESOLVED FURTHER, that the officers of the Company, and each of them acting alone are hereby authorized and directed to execute and file, 1) a Certificate of Ownership and Merger, substantially in the form reviewed by the Board and attached hereto as Exhibit B, with the
                                                          ---------
        Secretary of State of the State of Delaware, 2) Articles of Merger, substantially in the form reviewed by the Board and attached hereto as Exhibit C, with the Secretary of State of the State of Virginia, and 3)
        ---------
        any further necessary documents with the appropriate authorities;

              RESOLVED FURTHER, that the Surviving Company hereby agrees that it may be served with process in the State of Virginia in any proceeding for the enforcement of any obligation of Subsidiary, as well as for enforcement of any obligation of the Surviving Company arising from the Merger, and hereby irrevocably appoints the Secretary of State of Virginia as its agent to accept service of process in any such suit or other proceedings and agrees that the service of any such process may be made by personally delivering to and leaving with such Secretary of State of the State of Virginia duplicate copies of such process; and hereby authorizes the Secretary of State of the State of Virginia to send forthwith by registered or certified mail one of such duplicate copies of such process addressed to it c/o National Data Corporation, 1 National Data Plaza, Atlanta, Georgia 30329-2010, unless said Surviving Company shall hereafter designate in writing to such Secretary of State of the State of Virginia a different address for such process, in which case the duplicate copy of such process shall be mailed to the last address so designated;

              RESOLVED FURTHER, that any appropriate officer of the Company be, and each of them hereby is, authorized and directed for and in name and on behalf of the Company, to execute and deliver any and all certificates, authorizations, documents and other instruments or papers and to do any and all further things that may be necessary or advisable to carry out intent of the foregoing resolutions, all such action have heretofore been taken being hereby ratified, confirmed and approved;

              RESOLVED FURTHER, that these Resolutions may be executed in one or more counterparts each of which shall be deemed an original instrument and all of such counterparts shall constitute one document, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

        RESOLVED, that National Data Corporation merge, and it hereby does merge into itself said Health Communication Services, Inc. and assumes all of its obligations; and

        FURTHER RESOLVED, that the merger shall be effective upon filing with the Secretaries of State of Delaware and Virginia.

        FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of National Data Corporation at any time prior to the time that this merger filed with the Secretary of State becomes effective.

        IN WITNESS WHEREOF, said National Data Corporation has caused this Certificate to be signed by Kevin C. Shea, its Chief Financial Officer, this 26th day of May, 1999.

                                    NATIONAL DATA CORPORATION

                                    By: /s/ Kevin C. Shea
                                        -------------------------
                                        Kevin C. Shea
                                        Chief Financial Officer

                             CERTIFICATE OF MERGER
                                      OF
                 WALSH INTERNATIONAL DOMESTIC FINANCE LIMITED
                                     INTO
                           NATIONAL DATA CORPORATION

        The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME                                                    STATE OF INCORPORATION

National Data Corporation                               Delaware

Walsh International Domestic Finance Limited            Delaware


        SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

        THIRD: That the name of the surviving corporation of the merger is National Data Corporation.

        FOURTH: That the Restated Certificate of Incorporation of National Data Corporation, a Delaware corporation, which will survive the merger, shall be the Restated Certificate of Incorporation of the surviving corporation.

        FIFTH: That the executed Agreement of Merger is on file at an office of the surviving corporation, the address of which is 1564 NE Expressway, Atlanta, GA 30329.

        SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

        SEVENTH: That this Certificate of Merger shall be effective on its date of filing.

Dated:  6/21/99
      ----------------------

                                        NATIONAL DATA CORPORATION

                                        By /s/ Kevin C. Shea
                                          -----------------------------
                                            Kevin C. Shea, CFO/Treasurer

                           CERTIFICATE OF AMENDMENT

                                      OF

                           NATIONAL DATA CORPORATION

        NATIONAL DATA CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

                                      1.

        The Board of Directors of the Corporation, at a meeting duly called and held on July 21, 1999, unanimously adopted resolutions approving a proposed amendment to the Certificate of Incorporation, declaring such amendment to be advisable and directing that such amendment be considered at the Annual Meeting of Stockholders of the Corporation to be held on October 28, 1999. Such resolutions approved the deletion of Section 1.1 of Article Fourth of the Certificate of Incorporation in its entirety and the substitution in lieu thereof of a new Section 1.1 of Article Fourth which shall provide:

                "1.1 The Corporation shall have the authority to be exercised by its Board of Directors to issue 200,000,000 shares of Common Stock of the par value of $.125 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock of the par value of $1.00 per share (the "Preferred Stock")."

                                      2.

        The foregoing amendment to the Certificate of Incorporation of the Corporation was submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders of the Corporation duly called and held on October 28, 1999. Notice of the Annual Meeting of Stockholders was duly given in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware. The foregoing amendment was duly adopted at the Annual Meeting of Stockholders held on October 28, 1999 by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, National Data Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer, this 30th day of June, 2000.

                                        NATIONAL DATA CORPORATION

                                        By: /s/ Suellyn P. Tornay
                                           ---------------------------
                                           Suellyn P. Tornay
                                           Vice President - Legal